Oppenheimer Cash Reserves

Supplement dated December 6, 2013 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Cash Reserves (the “Fund”), each dated October 28, 2013, and is in addition to any other supplement(s).

Effective immediately:

1.	The section titled “Buying Shares” in the Prospectus is deleted in its entirety and replaced by the following:

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

2.	The section titled “The Oppenheimer Exchange Privilege” in the Prospectus is deleted in its entirety and replaced by the following:

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

3.	The sections titled “Limitations on Frequent Exchanges,” “Limitations on Exchanges in Omnibus Accounts,” and “Other Limitations on Exchanges,” each in the Prospectus, are deleted in their entirety.

4.	The following is added directly after the section titled “Taxes on Exchanges” in the Prospectus:

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Fair Value Pricing” below.

There is no guarantee that this policy, described below, will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds’ policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in “omnibus” or “street name” accounts (“omnibus accounts”) in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund’s request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns that may suggest frequent trading by the underlying owners. Financial intermediaries will be permitted to apply the Fund’s policy or their own frequent trading policy if the latter is more restrictive. In cases where a financial intermediary’s more restrictive policy is applied, the Fund will rely on the intermediary to monitor frequent trading activity in accordance with its policy. For other financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit.  In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

▪	Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
▪	Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
▪	Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
▪	Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
▪	Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

5.	The section titled “Other Limits on Share Transactions” in the Prospectus is deleted in its entirety.

6.	The first paragraph in the section titled “Submitting Transaction Requests Through Your Financial Intermediary” in the Prospectus is deleted in its entirety and replaced by the following:

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

7.	The last paragraph in the section titled “AccountLink” in the SAI is deleted in its entirety.

8.	The appendix titled “OppenheimerFunds Special Sales Charge Arrangements and Waivers” in the SAI is deleted in its entirety and replaced with the following:

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. Not all Oppenheimer funds offer all of the share classes described and not all waivers apply to all Oppenheimer funds.

The interpretation of these provisions as to the applicability of an agreement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, OFI Global Asset Management, Inc., and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges and Concession Payments in Certain Cases

Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases are subject to the Class A CDSC if redeemed within 18 months, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more ($500,000 or more for certain Funds).
  Purchases in an OppenheimerFunds-sponsored Rollover IRA held directly with the Transfer Agent, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has an agreement with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has an agreement with the Distributor for those purchases.
  Purchases of Class A shares by retirement plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the retirement plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
  The record keeping for the retirement plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a retirement plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges

A. Waivers of the Class A Initial and Contingent Deferred Sales Charges for Certain Purchasers and Transactions.

Class A shares purchased in certain circumstances described below are not subject to Class A sales charges (and no concessions are paid by the Distributor on such purchases):

▪	Purchases by the Manager or its affiliates.
▪	Purchases by present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
▪	Purchases by employees and registered representatives (and their spouses) of financial intermediaries that have entered into a sales agreement with the Distributor.. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
▪	Purchases by separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
▪	Purchases by dealers, broker, banks, registered investment advisers and other financial intermediaries that have entered into an agreement with the Distributor to offer the Fund on an advisory fee or wrap fee-based platform.
▪	Purchases by unit investment trusts that have entered into an agreement with the Distributor.
▪	Purchases by financial intermediaries that have entered into an agreement with the Distributor to sell shares to retirement plans and accounts and deferred compensation plans for which the financial intermediary provides administration services.
▪	Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code.
▪	Purchases by taxable accounts held directly with the Transfer Agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.
▪	Rollover purchases in an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent made with the proceeds of a retirement plan distribution that was previously invested in an Oppenheimer fund.
▪	Purchases by former shareholders of Atlas Strategic Income Fund for any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.[2]
▪	Purchases by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan for any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund may exchange.[2]
▪	Purchases within retirement plans that were converted to Class A shares from Class B shares on July 1, 2011.[2]

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds.
  Shares purchased by the reinvestment of loan repayments by a participant in a retirement plan.3
  Shares purchased in amounts of less than $5 for accounts held directly with the Transfer Agent.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  For distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.4
  To make distributions required under a Qualified Domestic Relations Order, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  On account of the participant’s separation from service.5
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made an agreement with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent.6
  Distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches aged 59½, as long as the aggregate value of the distributions does not exceed 12% of the account’s value annually.
  Redemptions of shares under an Automatic Withdrawal Plan for an account (other than a retirement plan) if the aggregate value of the redeemed shares does not exceed 12% of the account’s value annually.
  Distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into an agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases. Class C or Class N shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

  Involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder or sole beneficiary of a Trust. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Internal Revenue Code.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares purchased after June 30, 2008 by OppenheimerFunds Single K plans held directly with the Transfer Agent.
  Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a retirement plan sponsor and submitted more than 12 months after the retirement plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.4
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.3
  On account of the participant's separation from service.5
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a retirement plan if the plan has an agreement with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent. 6
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into an agreement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.
  Redemptions of shares sold to the Manager or its affiliates.
  Redemptions of shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Redemptions of shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
  Redemptions of shares issued in plans of reorganization to which the Fund is a party.

Footnotes:

1. However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

2. The availability of this Class A shares sales charge waiver may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.
3. This provision does not apply to loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.

4.This provision does not apply to IRAs.
5. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
6. The distribution must be requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.

Effective February 3, 2014:

9.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” in the Prospectus is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.

10.	The section titled “What is the Minimum Investment” in the Prospectus is deleted in its entirety and replaced by the following:

What is the Minimum Investment. You can buy most Fund share classes with a minimum initial investment of $1,000. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

▪	Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
▪	For wrap fee-based programs, salary reduction plans, and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

11.	The first paragraph in the section titled “Class A Contingent Deferred Sales Charge” in the Prospectus is deleted in its entirety and replaced by the following:

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of the Fund, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

12.	The paragraph titled “Reinvestment Privilege” in the section titled “Sales Charge Waivers” in the Prospectus is deleted in its entirety and replaced by the following:

▪	Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

13.	The paragraph beginning “The Distributor does not receive or retain the service fee…”, and, if applicable, the paragraph beginning “Prior to March 1, 2007, the Distributor paid…,” in the section titled “Class A Service Plan” or “Class A Distribution and Service Plan Fees,” as applicable, in the SAI is deleted in its entirety and replaced by the following:

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so.

14.	The last paragraph in the section titled “Asset Builder Plans” in the SAI is deleted in its entirety and replaced with the following:

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

15.	The first paragraph in the section titled “Reinvestment Privilege” in the SAI is deleted in its entirety and replaced with the following:

Reinvestment Privilege. Within three months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:

▪	An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
▪	The Class B CDSC was paid on the redeemed Class B shares.

Effective July 1, 2014:

16.	All references to Class N in the Prospectus and SAI are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

17.	In the table titled “Shareholder Fees (fees paid directly from your investment)” in the Prospectus, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

18.	The paragraph titled “Class N Shares” in the section titled “WHAT CLASSES OF SHARES DOES THE FUND OFFER?” in the Prospectus is deleted in its entirety and replaced with the following:

Class R Shares (formerly Class N Shares). Class R shares are offered only to retirement plans and accounts, at net asset value per share without an initial sales charge. If you buy Class R shares you will pay an ongoing asset-based sales charge. See "About Class R Shares" below.

19.	The section titled “About Class N Shares” in the Prospectus is deleted in its entirety and replaced by the following:

About Class R Shares (formerly Class N Shares). Class R shares are offered only to retirement plans and accounts. Class R shares are sold at net asset value per share without an initial sales charge. Class R shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. Shareholders who purchased Class R shares prior to July 1, 2014 may be subject to a CDSC on shares that are redeemed within 18 months of initial purchase. See “Distribution and Service (12b-1) Plans” in this prospectus for more information. See "Class R Share Availability" in the Statement of Additional Information for eligibility requirements.

Effective July 1, 2014, Class N shares were renamed Class R shares.

20.	The paragraph titled “Class N Shares” in the section titled “Distribution and Service Plans for Class B, Class C and Class N Shares” in the Prospectus is deleted in its entirety and replaced by the following:

Class R Shares (formerly Class N Shares): Prior to July 1, 2014, at the time of a Class R share purchase, the Distributor generally paid financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor paid the intermediary at the time of a Class R share purchase was 1.00% of the purchase price. The Distributor then retained the asset-based sales charge on Class R shares on an ongoing basis. For those Class R share accounts where the Distributor paid a financial intermediary a sales concession at the time of purchase, shareholders were subject to a contingent deferred sales charge of 1.00% if the shares were redeemed within 18 months.

Effective July 1, 2014, Class R shares no longer impose a contingent deferred sales charge on new purchases (the contingent deferred sales charge will remain in effect for purchases prior to July 1, 2014) and the Distributor will no longer make concession payments at the time of purchase. For all Class R shares purchased on or after July 1, 2014 the Distributor pays intermediaries a 0.25% service fee and a 0.25% asset based sales charge on an ongoing basis.

21.	The section titled “Class N Share Availability” in the SAI is deleted in its entirety and replaced with the following:

Class R Share (formerly Class N Share) Availability.

Class R shares may be purchased by retirement plans and accounts, such as traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans, Single K plans, Profit-Sharing Plans, Money Purchase Pension Plans; plans under Section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code; and qualified or non-qualified retirement plans or accounts or deferred compensation plans for employees or other organized groups of persons.

Effective July 1, 2014 Class N shares were renamed Class R shares.

22.	The second and third paragraphs in the section titled “Class B, Class C and Class N Distribution and Service Plans” in the SAI are deleted in their entirety and replaced by the following:

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has an agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients. Distribution fees on Class R shares are paid to recipients periodically.

Service fees for the first year after Class B and Class C shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has an agreement with the Distributor, the Distributor may pay the Class B or Class C or service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B or Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment. Class R service fees are paid to recipients periodically.

December 6, 2013                                                                                                              PS0760.041